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                                                                      EXHIBIT 22

                           HARKEN ENERGY CORPORATION

                           WHOLLY OWNED SUBSIDIARIES

  CORPORATION                                                                                     NOTES:
  -----------                                                                                     ------
Chuska Resources Corporation                                                                       (1)
Harken Bahrain Oil Company                                                                         (1)
Harken Energy West Texas, Inc.                                                                     (1)
Harken Exploration Company                                                                         (1)
Harken International, Ltd.                                                                         (1)
Search Acquisition Corp.                                                                           (1)
McCulloch Energy, Inc.                                                                             (2)
Harken Southwest Corporation                                                                       (3)
Sunfield Energy Company                                                                            (3)
AEX, Inc.                                                                                          (4)
D-FW Resources Management, Inc.                                                                    (4)
KMI Acquisition Corporation                                                                        (4)
KMI Capital Corporation                                                                            (4)
Kendrick & Mulligan Oil & Gas, Incorporated                                                        (4)
Burns Drilling Company                                                                             (5)
Harken de Bolivia, Ltd.                                                                            (5)
Harken de Colombia, Ltd.                                                                           (5)
Harken de Mexico, Ltd.                                                                             (5)
Harken de Venezuela, Ltd.                                                                          (5)
Supreme Well Service Company                                                                       (5)
Kennedy & Mitchell, Inc.                                                                           (6)
Fisher-Webb, Inc.                                                                                  (7)
Harken de Mexico, S.A. de C.V.                                                                     (8)

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Notes:

(1)           Wholly Owned Subsidiary of Harken Energy Corporation
(2)           Wholly Owned Subsidiary of Search Acquisition Corp.
(3)           Wholly Owned Subsidiary of Chuska Resources Corporation
(4)           Wholly Owned Subsidiary of Harken Exploration Company
(5)           Wholly Owned Subsidiary of Harken International, Ltd.
(6)           Wholly Owned Subsidiary of KMI Acquisition Company
(7)           Wholly Owned Subsidiary of Burns Drilling Company
(8)           Wholly Owned Subsidiary of Harken de Mexico, Ltd.